Exhibit 10.22

                               SECURITY AGREEMENT
                               ------------------

                             Dated as of May 7, 1997

                                     between

                         SOUTHHAMPTON ENTERPRISES, INC.

                                       and

                          LASALLE BUSINESS CREDIT, INC.
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                               SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT ("Agreement") is made as of this 7th day of May, 1997, by and among LASALLE BUSINESS CREDIT, INC., a Delaware corporation ("LaSalle"), with an office at 120 East Baltimore Street, Suite 1802, Baltimore, Maryland 21202, and SOUTHHAMPTON ENTERPRISES, INC., a Texas corporation ("Debtor"), with its principal office at 9211 Diplomacy Row, Dallas, Texas 75247.

                                   WITNESSETH:

     WHEREAS, The Antigua Group, Inc., a Nevada corporation ("Borrower") has requested LaSalle to make a term loan to the Borrower. LaSalle has consented to such request, provided that, among other things, the Debtor guarantees the obligations of the Borrower and executes and delivers this Agreement in order to secure the Debtor's guarantee obligations.

     NOW, THEREFORE, in consideration of the loans made to the Borrower by LaSalle, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Debtor, the parties agree as follows:


     1. DEFINITIONS.

          (a) General Definitions.

               "Account,"   "Account  Debtor,"  "Chattel  Paper,"   "Documents,"
"Equipment," "General Intangibles," "Goods," "Instruments," "Inventory," and "Investment Property," shall have the respective meanings assigned to such terms, as of the date of this Agreement, in the Maryland Uniform Commercial Code.

               "Affiliate" shall mean any Person: (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with Debtor; (b) that directly or beneficially owns or holds five percent (5%) or more of any class of the voting stock of Debtor; (c) five percent (5%) or more of whose voting stock (or in the case of a Person which is not a corporation, five percent (5%) or more of the equity interest of which) is owned directly or beneficially or held by Debtor; or (d) five percent (5%) or more of whose voting stock (or in case of a Person which is not a corporation, five percent (5%) or more of the equity interest of which) is owned directly or beneficially or held by a Person referred to in (a), (b) or (c) above.

               "Borrower Debts" shall mean the obligations and debt of the Borrower to LaSalle which is guaranteed by the Debtor pursuant to the Guaranty, whether such obligations or debt is now existing or hereafter incurred.
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               "Business Day" shall mean any day other than a Saturday,  Sunday, or such other day as banks in Illinois are authorized or required to be closed for business.

               "Closing Date" shall mean the date set forth on the first page of this Agreement.

               "Collateral" shall mean all of the personal property of Debtor described in paragraph 2 hereof, and all other real or personal property of the Debtor now or hereafter pledged to LaSalle to secure, either directly or indirectly, repayment of any of the Obligations.

               "Cruttenden" shall mean The Cruttenden Roth Bridge Fund, LLC, a California limited liability company.

               "Cruttenden Loan" shall mean a One Million Twenty Thousand Dollar
($1,020,000.00)   loan  from  Cruttenden  to  the  Borrower  pursuant  to  terms acceptable to LaSalle.

               "Default" shall mean any event, condition or default which with the giving of notice, the lapse of time or both would be an Event of Default.

               "Event of Default" shall have the meaning specified in paragraph 7 hereof.

               "GAAP" shall mean generally accepted accounting principles and policies in the United States as in effect from time to time.

               "Guaranty" shall mean the Continuing Unconditional Guaranty of even date herewith from the Debtor to and for the benefit of LaSalle, and any renewals or replacements thereof and any amendments or modifications thereof.

               "Imperial" shall mean Imperial Bank.

               "Imperial Loan" shall mean a Two Million Five Hundred Thousand Dollar ($2,500,000.00) loan from Imperial to the Borrower, pursuant to terms acceptable to LaSalle.

               "Indemnified Party" shall have the meaning specified in paragraph 9 hereof.

               "Intercreditor Agreement" shall mean an Intercreditor Agreement between LaSalle and another Person holding a security interest in any of the assets of the Debtor.

               "Liabilities" shall mean at any date all liabilities required under GAAP to be recorded on a balance sheet as of such date.
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               "Material  Adverse  Effect" shall mean with respect to any event,
act,   condition  or  occurrence  of  whatever  nature  (including  any  adverse determination in any litigation, arbitration or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, the business, assets, operations, condition (financial or otherwise) or prospects of Debtor, taken as a whole.

               "Obligations" shall mean all liabilities, obligations, and duties owing by Debtor to LaSalle or to any parent, affiliate or subsidiary of LaSalle, of any kind or description whether now existing or hereafter incurred, and whether direct or indirect, contingent or noncontingent, including, but not limited to, all obligations now or hereafter existing under the Guaranty.

               "Obligor" shall mean the Debtor, the Borrower, and each Person who is or shall become primarily or secondarily liable for any of the Borrower Debts.

               "Other Agreements" shall mean all agreements, instruments and documents including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements and all other writings heretofore, now or from time to time hereafter executed by or on behalf of the Debtor in connection with the Obligations or the transactions contemplated hereby.

               "Permitted Liens" shall mean: (a) statutory liens of landlords, carriers, warehousemen, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder; (b) liens or security interests in favor of LaSalle; (c) zoning restrictions and easements, rights of way, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a Material Adverse Effect on Debtor's ability to use such real property for its intended purpose in connection with Debtor's business; (d) liens securing the payment of taxes or other governmental charges not yet delinquent or being contested in good faith and by appropriate proceedings, in accordance with the terms set forth in paragraph 6(f); (e) liens incurred or deposits made in the ordinary course of Debtor's business in connection with capitalized leases or purchase money security interests for purchase of, and applying only to, Equipment included in the permitted borrowings under paragraph 6(g) the documents relating to such liens to be in form and substance acceptable to LaSalle; (f) liens securing indebtedness owing by any Subsidiary to Debtor to the extent such indebtedness is permitted under paragraph 6(g); (g) deposits to secure performance of bids, trade contracts, leases and statutory obligations (to the extent not excepted elsewhere herein); (h) liens specifically permitted by LaSalle in writing as set forth on Schedule 1(a) attached hereto; (i) any lien arising out of the refinancing, extension, renewal or refunding of any indebtedness secured by a lien permitted by any of the foregoing subparagraphs (a) through (h) inclusive provided that (i) such indebtedness is not secured by any additional assets, and (ii) the amount of such indebtedness is not increased; (j) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (k) grants of security and rights of setoff in deposit accounts, securities and other properties held at banks or financial institutions to secure the payment or reimbursement under overdraft, acceptance and other facilities; and (l) rights of setoff, banker's lien and other similar rights arising solely by operation of law.

               "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

               "Prime Rate" shall mean the publicly announced prime rate of LaSalle National Bank, Chicago, Illinois, in effect from time to time. The Prime Rate is not intended to be the lowest or most favorable rate of LaSalle National Bank in effect at any time.

               "Seller" shall mean collectively: (a) Thomas E. Dooley, Jr. and Gail E. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88; (b) Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Kim L. Dooley; (c) Thomas E. Dooley as Custodian Under the Uniform Gifts to Minors Act fbo Shawn T. Dooley; (d) Thomas E. Dooley, Jr. and Gail A. Dooley, Trustees under the Thomas E. Dooley and Gail Dooley Revocable Trust of 1988, dated 10/4/88; (e) E. Louis Werner, Jr., Trustee, E. Louis Werner, Jr., Revocable Intervivos Trust dated December 31, 1982; and (f) Bobbi D. Hunter, Trustee under the 1989 Trust Agreement established separate irrevocable Gift Trusts f/b/o the children of Thomas and Gail Dooley dated March 7, 1989.

               "Seller Debt" shall mean the indebtedness of the Debtor and the Borrower to the Seller in a maximum amount of Six Million Three Hundred Seventy-Eight Thousand Dollars ($6,378,000.00).

               "Subordinated Debt" shall mean collectively: (a) the Seller Debt;
(b) the Cruttenden Loan; and (c) the Imperial Loan.

               "Subordination Agreements" shall mean collectively: (a) the Subordination Agreement of even date herewith by and between the Seller, Imperial, Cruttenden and LaSalle; (b) the

Subordination Agreement of even date herewith between Imperial, Cruttenden and LaSalle; (c) the Subordination Agreement of even date herewith between LaSalle and Imperial; (d) the Subordination Agreement of even date herewith between LaSalle, Imperial, Cruttenden, and Gerald K. Whitley; and (e) the Subordination Agreement of even date herewith between LaSalle, Imperial, Cruttenden and Ronald
A. McPherson.

               "Subsidiary" shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by Debtor or by any partnership or joint venture of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by Debtor.

          (b) Accounting Terms And Definitions. Unless otherwise defined or specified herein, all accounting terms used in this Agreement shall be construed in accordance with GAAP, applied on a basis consistent in all material respects with the financial statements delivered by Debtor to LaSalle on or before the Closing Date.

     2. GRANT OF SECURITY INTEREST TO LASALLE.

          As security for the payment and satisfaction of all of the Obligations, Debtor hereby assigns to LaSalle and grants to LaSalle a continuing security interest in the following property of Debtor, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (i) all Accounts and all Goods whose sale, lease or other disposition by Debtor has given rise to Accounts and have been returned to or repossessed or stopped in transit by Debtor; (ii) all Chattel Paper, Instruments, Documents and General Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, security interests, security deposits and any rights to indemnification); (iii) all Inventory; (iv) all Goods (other than Inventory) including, without limitation, Equipment, and fixtures; (v) all deposits and cash and any other property of Debtor now or hereafter in the possession, custody or control of LaSalle or any agent or any parent, affiliate or subsidiary of LaSalle or any participant with LaSalle in the Loan for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); (vi) all Investment Property; and (vii) all additions and accessions to, substitutions for, and replacements, products and proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of Debtor's books and records relating to any of the foregoing and to Debtor's business. Notwithstanding the foregoing provisions of this paragraph 2, such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any licenses which are now or hereafter held by the Debtor as licensee, to the extent that (i) such licenses are not assignable or capable of being encumbered as a matter of law or under the terms of the license applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor thereof and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term Collateral shall include, (A) any and all proceeds of such licenses to the extent that the assignment or encumbering of such proceeds is not so restricted and (B) upon any such licensor's consent with respect to any such otherwise excluded license being obtained, thereafter such licenses as well as any and all proceeds thereof that might theretofore have been excluded from such grant of a security interest and the term Collateral. In addition, the Debtor agrees that until all obligations are paid in full, the Debtor will cause all of the obligations to be secured by a valid and enforceable lien and security interest in all assets of the Debtor (except the Debtor's stock in Antigua).

     3. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN. Debtor shall, at LaSalle's request, at any time and from time to time, execute and deliver to LaSalle such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed reasonably necessary or desirable by LaSalle) and do such other acts and things as LaSalle may deem necessary or desirable in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of LaSalle (free and clear of all other liens, claims and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the obligations, and in order to facilitate the collection of the Collateral. Debtor irrevocably hereby makes, constitutes and appoints LaSalle (and all Persons designated by LaSalle for that purpose) as Debtor's true and lawful attorney and agent-in-fact to execute such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect LaSalle's security interest in the Collateral. Debtor further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

     4. POSSESSION OF COLLATERAL AND RELATED MATTERS. Until an Event of Default has occurred, Debtor shall have the right, except as otherwise provided in this Agreement, in the ordinary course of Debtor's business, to (a) sell, lease or furnish under contracts of service any of Debtor's Inventory normally held by Debtor for any such purpose, and (b) use and consume any raw materials, work in process or other materials normally held by Debtor for such purpose, provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Debtor.

     5. REPRESENTATIONS AND WARRANTIES. Debtor hereby makes the following representations, warranties and covenants:

          (a) the office where Debtor keeps its books, records and accounts (or copies thereof) concerning the Collateral, Debtor's principal place of business and all of Debtor's other places of business, locations of Collateral and post office boxes are as set forth in Schedule 5(a) attached hereto; Debtor shall promptly (but in no event less than ten (10) days prior thereto) advise LaSalle in writing of the proposed opening of any new place of business, the closing of any existing place of business, any change in the location of Debtor's books, records and accounts (or copies thereof) or the opening or closing of any post office box of Debtor;

          (b) the Collateral, including without limitation the Equipment (except any part thereof which prior to the date of this Agreement Debtor shall have advised LaSalle in writing consists of Collateral normally used in more than one state) is and shall be kept, or, in the case of vehicles, based, only at the addresses set forth on Schedule 5(b) attached hereto, and at other locations within the continental United States of which LaSalle has been advised by Debtor in writing;

          (c) Debtor shall immediately give written notice to LaSalle of any use of any Goods in any state other than a state in which Debtor has previously advised LaSalle Goods shall be used, and Goods shall not, unless LaSalle shall otherwise consent in writing, be used outside of the continental United States;

          (d) no security agreement, financing statement or analogous instrument exists or shall exist with respect to any of the Collateral other than any security agreement, financing statement or analogous instrument evidencing Permitted Liens;

          (e) Debtor is and shall at all times during the term of this Agreement be the lawful owner of all Collateral now purportedly owned or hereafter purportedly acquired by Debtor, free from all liens, claims, security interests and encumbrances whatsoever, whether voluntarily or involuntarily created and whether or not perfected, other than the Permitted Liens;

          (f) Debtor has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and the Other Agreements and perform its obligations hereunder and thereunder; Debtor's execution, delivery and performance of this Agreement and the Other Agreements does not and shall not conflict with the provisions of any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on Debtor, and Debtor's execution, delivery and performance of this Agreement and the Other Agreements shall not result in the imposition of any lien or other encumbrance upon any of Debtor's property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which Debtor or any of its property may be bound or affected;

          (g) there are no actions or proceedings which are pending or, to the best of Debtor's knowledge, threatened against Debtor which are reasonably likely to have a Material Adverse Effect and Debtor shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to LaSalle;

          (h) to the best of the Debtor's knowledge, Debtor has obtained all licenses, authorizations, approvals and permits, the lack of which would have a material adverse effect on the operation of its business, and to the best of Debtor's knowledge, Debtor is and shall remain in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health and safety or environmental matters), the failure to comply with which would have a Material Adverse Effect;

          (i) all written information now, heretofore or hereafter furnished by Debtor to LaSalle is and shall be true and correct in all material respects as of the date with respect to which such information was or is furnished (except for financial projections, which have been prepared in good faith based upon reasonable assumptions);

          (j) Debtor is not conducting, permitting or suffering to be conducted, nor shall it conduct, permit or suffer to be conducted, any activities pursuant to or in connection with which any of the Collateral is now, or will (while any obligations remain outstanding) be owned by any Affiliate;

          (k) To the best of the Debtor's knowledge, during the five (5) years prior to this Agreement, Debtor's name has always been as set forth on the first page of this Agreement and Debtor has used no tradenames or division names in the operation of its business, except as otherwise disclosed in writing to LaSalle; Debtor shall notify LaSalle in writing within ten (10) days of the change of its name or the use of any tradenames or division names not previously disclosed to LaSalle in writing;

          (l) with respect to Debtor's Equipment: (i) Debtor has good and indefeasible and merchantable title to and ownership of all Equipment; (ii) Debtor shall keep and maintain the Equipment in good operating condition and repair and shall make all reasonable necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof shall at all times be preserved and maintained, ordinary wear and tear excepted; (iii) Debtor shall not permit any such items to become a fixture to real estate or an accession to other personal property unless LaSalle will have a perfected first priority lien in such fixture or accession; (iv) from time to time Debtor may sell, exchange or otherwise dispose of obsolete, unused or worn out Equipment, but only to the extent the fair market value in the aggregate, of all such Equipment sold or otherwise disposed of by the Debtor during any twelve-month period is less than Ninety Thousand Dollars ($90,000.00) and the fair market value of any such Equipment sold or otherwise disposed of in any single transaction is less than Thirty Thousand Dollars ($30,000.00); and
(v) Debtor, immediately on demand by LaSalle, shall deliver to LaSalle any and all evidence of ownership of, including, without limitation, certificates of title and applications of title to, any of the Equipment;

          (m) this Agreement and the Other Agreements to which Debtor is a party are the legal, valid and binding obligations of Debtor and are enforceable against Debtor in accordance with their respective terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally;

          (n) Debtor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business, now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and will not be rendered insolvent by the execution and delivery of this Agreement or any of the Other Agreements or by completion of the transactions contemplated hereunder or thereunder;

          (o) Debtor is not now obligated, whether directly or indirectly, for any loans or other indebtedness for borrowed money other than (i) the Obligations, (ii) indebtedness disclosed to LaSalle on Schedule 5(o) attached hereto, (iii) unsecured indebtedness to trade creditors arising in the ordinary course of Debtor's business, (iv) the Subordinated Debt, and (v) unsecured indebtedness arising from the endorsement of drafts and other instruments for collection, in the ordinary course of Debtor's business.

          (p) Debtor is duly organized and in good standing in its state of organization and Debtor is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary, except for such other states in which the failure to so qualify would not have a Material Adverse Effect;

          (q) Debtor is not in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor does Debtor know of any dispute regarding any contract, lease or commitment which is material to the continued financial success and well-being of Debtor;

          (r) There are no controversies pending or, to the best of the Debtor's knowledge, threatened between Debtor and any of its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material to the continued financial success and well-being of Debtor, and to the best of the Debtor's knowledge, Debtor is in compliance in all material respects with all federal and state laws respecting employment and employment terms, conditions and practices, except where the failure to so comply would not have a Material Adverse Effect;

          (s) Debtor possesses, and shall continue to possess, adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and tradenames to continue to conduct its business as heretofore conducted by it; and

          (t) The Purchase Agreement has been executed and delivered by each party thereto, and the terms and conditions of the Purchase Agreement constitute the valid and binding obligations of each party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally.

Debtor represents, warrants and covenants to LaSalle that all representations, warranties and covenants of Debtor contained in this Agreement (whether appearing in paragraphs 5 or 6 hereof or elsewhere) shall be true at the time of Debtor's execution of this Agreement, shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full of all of the obligations and termination of this Agreement.

     6. COVENANTS. Until payment or satisfaction in full of all obligations and termination of this Agreement, unless Debtor obtains LaSalle's prior written consent waiving or modifying any of Debtor's covenants hereunder in any specific instance, Debtor agrees as follows:

          (a) Debtor shall at all times keep accurate and complete books, records and accounts with respect to all of Debtor's business activities, in accordance with sound accounting practices and GAAP, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on Schedule 6(a) attached hereto;

          (b) LaSalle, or any Persons designated by it, shall have the right, at any time, in the exercise of its commercially reasonable credit judgment, to call at Debtor's places of business at any reasonable times, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from Debtor's books, records, journals, orders, receipts and any correspondence and other data relating to Debtor's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning Debtor's business as LaSalle may consider reasonable under the circumstances, provided that so long as there exists no Default or Event of Default, the periodic filed examinations to be conducted at Debtor's expense of Debtor and its financial records will not be conducted more often than quarterly. Debtor shall furnish to LaSalle such information relevant to LaSalle's rights under this Agreement as LaSalle shall at any time and from time to time reasonably request. Debtor authorizes LaSalle to discuss the affairs, finances and business of Debtor with any officers or directors of Debtor or any Affiliate, or with those employees of Debtor with whom LaSalle has determined in its commercially reasonable judgment to be necessary or desirable to converse, and to discuss the financial condition of Debtor with Debtor's independent public accountants. Any such discussions shall be without liability to LaSalle or to such accountants. Debtor shall pay to or reimburse LaSalle for all reasonable fees, costs, and out-of-pocket expenses incurred by LaSalle in the exercise of its rights hereunder and all of such costs, fees and expenses shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loan;

          (c) (i) Debtor shall: keep the Collateral properly housed and shall keep the Collateral insured against such risks and in such amounts as are customarily insured against by Persons engaged in businesses similar to that of Debtor with such companies, in such amounts and under policies in such form as shall be reasonably satisfactory to LaSalle. Originals or certified copies of such policies of insurance have been or shall be delivered to LaSalle within fifteen (15) days after the Closing Date, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance acceptable to LaSalle, showing loss under such insurance policies payable to LaSalle. Such endorsement, or an independent instrument furnished to LaSalle, shall provide that the insurance company shall give LaSalle at least thirty (30) days written notice before any such policy of insurance is altered or canceled and that no act, whether willful or negligent, or default of Debtor or any other Person shall affect the right of LaSalle to recover under such policy of insurance in case of loss or damage. Subject to the terms of the Intercreditor Agreement, Debtor hereby directs all insurers under such policies of insurance to pay all proceeds payable thereunder directly to LaSalle. Debtor irrevocably makes, constitutes and appoints LaSalle (and all officers, employees or agents designated by LaSalle) as Debtor's true and lawful attorney (and agent-in-

fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of Debtor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance, provided, however, that LaSalle shall exercise such rights only upon the occurrence of an Event of Default. The proceeds of any insured loss shall be paid to LaSalle and shall be applied by LaSalle to the obligations, in such order of application as determined by LaSalle, unless LaSalle permits the use thereof to repair or replace damaged or destroyed Collateral;

               (ii) Debtor shall maintain, at its expense, such public liability and third party property damage insurance as is customary for Persons engaged in businesses similar to that of Debtor with such companies and in such amounts, with such deductibles and under policies in such form as shall be reasonably satisfactory to LaSalle and originals or certified copies of such policies have been or shall be delivered to LaSalle within fifteen (15) days after the Closing Date, together with evidence of payment of all premiums therefor; each such policy shall contain an endorsement showing LaSalle as additional insured thereunder and providing that the insurance company shall give LaSalle at least thirty (30) days written notice before any such policy shall be altered or canceled;

               (iii) Debtor shall maintain, at its expense, such business interruption insurance as is customary for Persons engaged in businesses similar to that of Debtor with such companies and in such amounts, with such deductibles and under policies in such form as shall be reasonably satisfactory to LaSalle and originals or certified copies of such policies (or binders evidencing the existence of coverage in compliance with this paragraph) have been or shall be delivered to LaSalle on or before the Closing Date, together with evidence of payment of all premiums therefor; each such policy shall contain an endorsement showing LaSalle as additional insured and loss payee thereunder and providing that the insurance company shall give LaSalle at least thirty (30) days written notice before any such policy shall be altered or canceled; each such policy shall be assigned to LaSalle pursuant to LaSalle's standard form of assignment; and

               (iv) If Debtor at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then LaSalle, without waiving or releasing any obligation or default by Debtor hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as LaSalle deems advisable. All sums disbursed by LaSalle in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall be due on the demand of LaSalle and, until paid, shall bear interest at the highest rate then applicable to the Loan;

          (d) Debtor shall not use the Collateral, or any part thereof, in any unlawful business or for any unlawful purpose or use or maintain any of the Collateral in any manner that does or could result in material damage to the environment or a violation of any applicable environmental laws, rules or regulations; Debtor shall keep the Collateral in good condition, repair and order, ordinary wear and tear excepted; Debtor shall not permit the Collateral, or any part thereof, to be levied upon under execution, attachment, distraint or other legal process; Debtor shall not sell, lease, grant a security interest in or otherwise dispose of any of the Collateral except as expressly permitted by this Agreement; and Debtor shall not secrete or abandon any of the Collateral, or remove or permit removal of any of the Collateral from any of the locations listed on Schedule 5(b) attached hereto or in any written notice to LaSalle pursuant to paragraph 5(b) hereof, except for the removal of Inventory sold in the ordinary course of Debtor's business as permitted herein;

          (e) Debtor shall, at the request of LaSalle, indicate on its records concerning the Collateral a notation, in form satisfactory to LaSalle, of the security interest of LaSalle hereunder, and Debtor shall not maintain duplicates or copies of such records at any address other than Obligor's principal place of business set forth on the first page of this Agreement; provided, however, that Debtor, in the ordinary course of its business, may furnish copies of such records to its accountants, attorneys and other agents or advisors as it may determine to be necessary or desirable, in the exercise of its commercially reasonable judgment;

          (f) Debtor shall file all required tax returns and pay all of its taxes when due, including, without limitation, taxes imposed by federal, state or municipal agencies, and shall cause any liens for taxes to be promptly released; provided, that Debtor shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on Debtor's financial statements, (ii) the contesting of any such payment does not give rise to a lien for taxes, (iii) upon the occurrence of an Event of Default, Debtor keeps on deposit with LaSalle (such deposit to be held without interest) an amount of money which, in the sole judgment of LaSalle, is sufficient to pay such taxes and any interest or penalties that may accrue thereon, and (iv) if Debtor fails to prosecute such contest with reasonable diligence, LaSalle may apply the money so deposited in payment of such taxes. If Debtor fails to pay any such taxes and in the absence of any such contest by Debtor, LaSalle may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any lien therefor, and any sums so advanced by LaSalle shall be payable by Debtor to LaSalle on demand, and, until paid, shall bear interest at the highest rate then applicable to the Loan hereunder;

          (g) Debtor shall not (i) incur, create, assume or suffer to exist any indebtedness other than (A) indebtedness arising under this Agreement, (B) unsecured indebtedness owing in the ordinary course of business to trade suppliers, (C) the Subordinated Debt, and (D) indebtedness described on Schedule 5(o) attached hereto; or (ii) assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business;

          (h) Debtor shall not: (i) except with the prior written consent of LaSalle, enter into any merger or consolidation, issue any shares of, or warrants or other rights to receive or purchase any shares of, any class of its stock, redeem or repurchase any of its stock or have more than ten percent (10%) of its stock sold or transferred in any manner; (ii) sell, lease or otherwise dispose of all or substantially all of its assets; (iii) create any new Subsidiary or Affiliate; (iv) sell or enter into any contract or agreement providing for the sale of all or any part of the Collateral, except for the sale of inventory in the ordinary course of Debtor's business; or (v) permit the Collateral to be encumbered or charged with a lien or security interest of any kind or nature, whether voluntary or involuntary, other than: (A) Permitted Liens; (B) liens securing the Cruttenden Loan provided Cruttenden executes and delivers to LaSalle an Intercreditor Agreement and Subordination Agreement in forms acceptable to LaSalle; (C) liens securing obligations to the Seller under the Seller Debt provided the Seller executes and delivers to LaSalle an Intercreditor Agreement and Subordination Agreement in forms acceptable to LaSalle; (D) liens securing the Imperial Loan provided Imperial executes and delivers to LaSalle an Intercreditor Agreement and Subordination Agreement in forms acceptable to LaSalle; and (E) liens arising out of the refinancing, extension or renewal of any indebtedness secured by the liens described in (B),
(C), or (D) above, provided that (1) such indebtedness is not secured by additional assets, (2) the amount of such indebtedness is not increased, (3) the term of such indebtedness is not less than the term of the indebtedness being refinanced, (4) the holder of the indebtedness executes and delivers to LaSalle an Intercreditor Agreement and Subordination Agreement on substantially the same terms as the Intercreditor Agreement and Subordination Agreement executed by the holder of the indebtedness which was refinanced.

          (i) Debtor shall not make any advance, loan, investment or material acquisition of assets other than (i) advances made to employees in the ordinary course of business so long as the aggregate amount of such advances do not exceed Fifty Thousand Dollars ($50,000.00) in the aggregate outstanding at any time; (ii) investments in marketable securities so long as the aggregate amount of such investments do not exceed One Hundred Thousand

Dollars ($100,000.00) at any time; (iii) investments in short-term direct obligations of the United States government; (iv) investments in negotiable certificates of deposit issued by a bank satisfactory to LaSalle, payable to the order of Debtor or to bearer, (v) investments in commercial paper rated A-1 or P-1; provided, that with respect to clauses (ii), (iii), (iv), and (v), Debtor shall assign all such investments to LaSalle in form acceptable to LaSalle.

          (j) Debtor shall not (i) except as permitted pursuant to paragraph 6(n) below, declare or pay any dividend or other distribution (whether in cash or in kind) on, purchase, redeem or retire any shares of any class of its stock, or make any payment on account of, or set apart assets for the repurchase, redemption, defeasance or retirement of, any class of its stock; or (ii) except for prepayments on the Subordinated Debt permitted by the Subordination Agreements, make any optional payment or prepayment on or redemption (including without limitation by making payments to a sinking fund or analogous fund) or repurchase of any indebtedness for borrowed money other than indebtedness pursuant to this Agreement;

          (k) Debtor shall not amend its organizational documents or change its fiscal year, except for a change to a calendar year fiscal period;

          (l) Debtor shall reimburse LaSalle for all costs and expenses including, without limitation, legal expenses and reasonable attorneys' fees (both in-house and outside counsel), incurred by LaSalle in connection with the documentation and consummation of this transaction and any other transactions between Debtor and LaSalle, including, without limitation, Uniform Commercial Code and other public record searches, lien filings, Federal Express or similar express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review costs, and in seeking to collect, protect or enforce any rights in or to the Collateral or incurred by LaSalle in seeking to collect any Obligations and to administer and enforce any of LaSalle's rights under this Agreement. Debtor shall also pay all normal service charges with respect to accounts maintained by LaSalle for the benefit of Debtor. All such costs, expenses and charges shall be payable by Debtor to LaSalle on demand, and, until paid, shall bear interest at the highest rate then applicable to the Loan hereunder;

          (m) Debtor shall not guaranty any aspect of the equity capital investment to be provided to Guarantor in connection with the acquisition by Guarantor of all of the outstanding stock of Debtor; and

          (n) Following the Acquisition the only dividends which may be made by the Debtor are dividends in an amount equal to the payments owed under the Seller Debt, provided such payments are permitted to be made pursuant to the terms of the Subordination Agreements and such dividends are used to make such payments.

     7. DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

          (a) the failure of the Debtor to pay any of the Obligations when due, declared due, or demanded by LaSalle in accordance with the terms hereof and the Guaranty and such failure is not cured within five (5) calendar days after notice from LaSalle to the Debtor;

          (b) the failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this Agreement or any of the Other Agreements, which failure continues for five
(5) calendar days after notice from LaSalle to Debtor, provided that a failure by Debtor to perform any obligations under any of the following paragraphs of this Agreement shall constitute an immediate Event of Default without Debtor having any notice or cure rights: paragraphs 5(a), (b), (c), (d), (e), (f), (m) and (n) and paragraphs 6(a), (b), (m), and (n).

          (c) the making or furnishing by any Obligor to LaSalle of any representation, warranty, certificate, schedule, report or other communication within or in connection with this Agreement or the Other Agreements or in connection with any other agreement between such Obligor and LaSalle, which is untrue or misleading in any respect, or the failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreement of such Obligor under any other agreement with any Person if such failure has or is reasonably likely to have a Material Adverse Effect;

          (d) the creation (whether voluntary or involuntary) of, or any attempt to create, any lien or other encumbrance upon any of the Collateral, other than liens permitted pursuant to paragraph 6(h) and judgment liens which do not constitute an Event of Default under paragraph 7(g) hereof, or the making or any attempt to make any levy, seizure or attachment thereof;

          (e) the commencement of any proceedings (i) in bankruptcy by or against any Obligor, (ii) for the liquidation or reorganization of any Obligor,
(iii) alleging that such Obligor is insolvent or unable to pay its debts as they mature, or (iv) for the readjustment or arrangement of any Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any Obligor; provided, however, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within ninety (90) days after the commencement of such proceedings;

          (f) the appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, or the merger or consolidation, of any Obligor which is a corporation or a partnership; provided, however, that if such appointment or commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within ninety (90) days after the commencement of such proceedings;

          (g) the entry of any judgment or order in excess of Fifty Thousand Dollars ($50,000.00) against any Obligor which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution;

          (h) the occurrence of an event of default under, or the revocation or termination of, any agreement, instrument or document executed and delivered by the Borrower to LaSalle under or in connection with the Borrower Debt;

          (i) the occurrence of an event of default under: (i) the Cruttenden Loan; (ii) Seller Debt; (iii) the Imperial Loan; and (iv) any agreement or instrument evidencing indebtedness for borrowed money in excess of Fifty Thousand Dollars ($50,000.00) executed or delivered by the Debtor or the Borrower or pursuant to which agreement or instrument the Debtor or the Borrower or either of their properties is or may be bound; or

          (j) the occurrence of any event or condition which has or is reasonably likely to have a Material Adverse Effect.

     8. REMEDIES UPON AN EVENT OF DEFAULT.

          (a) Upon the occurrence of an Event of Default described in paragraph 7(e) hereof, all of the Obligations shall immediately and automatically become due and payable, without notice of any kind. Upon the occurrence of any other Event of Default, all of the obligations may, at the option of LaSalle, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

          (b) Upon the occurrence of an Event of Default, LaSalle may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the other Agreements and all of LaSalle's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, LaSalle may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter into any of Debtor's premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and LaSalle shall have the right to store the same at any of Debtor's premises without cost to LaSalle. At LaSalle's request, Debtor shall, at Debtor's expense, assemble the Collateral and make it available to LaSalle at one or more places to be designated by LaSalle and reasonably convenient to LaSalle and Debtor. Debtor recognizes that if Debtor fails to perform, observe or discharge any of its obligations under this Agreement or the Other Agreements, no remedy at law will provide adequate relief to LaSalle, and Debtor agrees that LaSalle shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed reasonably and properly given if given at least ten (10) calendar days before such disposition. Any proceeds of any disposition by LaSalle of any of the Collateral may be applied by LaSalle to the payment of expenses in connection with the Collateral including, without limitation, legal expenses and reasonable attorneys' fees (both in-house and outside counsel) and any balance of such proceeds may be applied by LaSalle toward the payment of such of the Obligations, and in such order of application, as LaSalle may from time to time elect.

     9. INDEMNIFICATION. Debtor agrees to defend (with counsel reasonably satisfactory to LaSalle), protect, indemnify and hold harmless LaSalle, each affiliate or subsidiary of LaSalle, and each of their respective officers, directors, employees, attorneys and agents (each an "Indemnified Party) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations including, without limitation, securities, environmental and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any Other Agreement, or any act, event or transaction related or attendant thereto, the making and the management of the Loan or the use or intended use of the proceeds of the Loan; provided, however, that Debtor shall not have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified

Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Debtor shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall, together with interest thereon at the highest rate then applicable to the Loan hereunder from the date incurred by each Indemnified Party until paid by Debtor, be added to the Obligations of Debtor and be secured by the Collateral. The provisions of this paragraph 9 shall survive the satisfaction and payment of the other Obligations and the termination of this Agreement.

     10. NOTICES. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to the following addresses or to such other address as each party designates to the other by Notice in the manner herein prescribed:

     If To LaSalle At:

         LASALLE BUSINESS CREDIT, INC.
         120 East Baltimore Street, Suite 1802
         Baltimore, Maryland 21202
         Attn.:  Patrick E. Killpatrick,
                 Vice President

     If To Debtor At:

         SOUTHHAMPTON ENTERPRISES, INC.
         9211 Diplomacy Row
         Dallas, Texas 75247
         Attn.:  L. Stephen Haynes

Notice shall be deemed given hereunder if (i) delivered personally or otherwise actually received, (ii) sent by overnight delivery service, (iii) mailed by first-class United States mail, postage prepaid, registered or certified, with return receipt requested, or (iv) sent via telecopy machine with a duplicate signed copy sent on the same day as provided in clause (ii) above. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) Business Days after its deposit in the United States mail, and notice telecopied as provided in clause above shall be effective upon receipt of such telecopy if the duplicate signed copy is sent under clause (iv) above. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.

     11. CHOICE OF GOVERNING LAW AND CONSTRUCTION. This Agreement and the Other Agreements are submitted by Debtor to LaSalle for LaSalle's acceptance or rejection at LaSalle's place of business in the State of Maryland, and shall not be binding upon LaSalle or become effective until accepted by LaSalle, in writing, at said place of business. If so accepted by LaSalle, this Agreement and the Other Agreements shall be deemed to have been made at said place of business. THIS AGREEMENT AND THE OTHER AGREEMENTS SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF MARYLAND AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN THE COLLATERAL, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

     12. FORUM SELECTION AND SERVICE OF PROCESS. To induce LaSalle to accept this Agreement, Debtor irrevocably agrees that, subject to LaSalle's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE STATE OF MARYLAND. DEBTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID STATE. DEBTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST DEBTOR BY LASALLE IN ACCORDANCE WITH THIS PARAGRAPH.

     13. MODIFICATION AND BENEFIT OF AGREEMENT. This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by Debtor and LaSalle. Debtor may not sell, assign or transfer this Agreement, or the Other Agreements or any portion thereof including, without limitation, Debtor's rights, titles, interest, remedies, powers or duties thereunder. Debtor hereby consents to LaSalle's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement, or the Other Agreements, or of any portion thereof, or participations therein including, without limitation, LaSalle's rights, titles, interest, remedies, powers and/or duties thereunder. Debtor agrees that it shall execute and deliver such documents as LaSalle may request in connection with any such sale, assignment, transfer or other disposition.

     14. HEADINGS OF SUBDIVISIONS. The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

     15. POWER OF ATTORNEY. Debtor acknowledges and agrees that its appointment of LaSalle as its attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Obligations are paid in full and this Agreement is terminated.

     16. WAIVER OF JURY TRIAL; OTHER WAIVERS; CONFIDENTIALITY.

          (a) LASALLE AND DEBTOR HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED
TORTIOUS CONDUCT OF DEBTOR OR LASALLE OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN DEBTOR AND LASALLE. IN NO EVENT SHALL LASALLE BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

          (b) DEBTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY LASALLE OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF DEBTOR WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING.

          (c) Debtor hereby waives demand, presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

          (d) LaSalle's failure, at any time or times hereafter, to require strict performance by Debtor of any provision of this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of LaSalle thereafter to demand strict compliance and performance therewith. Any suspension or waiver by LaSalle of an Event of Default under this Agreement or any default under any of the Other Agreements shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of LaSalle in the exercise of any right or remedy under this Agreement or any Other Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements,, warranties, covenants and representations of Debtor contained in this Agreement or any of the Other Agreements and no Event of Default under this Agreement or default under any of the Other Agreements shall be deemed to have been suspended or waived by LaSalle unless such suspension or waiver is in writing, signed by a duly authorized officer of LaSalle and directed to Debtor specifying such suspension or waiver.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the 7th day of May, 1997.

WITNESS:                              LASALLE BUSINESS CREDIT, INC.

/s/ ILLEGIBLE                         By:  /s/ Patrick E. Killpatrick (SEAL)
                                           --------------------------
                                           Patrick E. Killpatrick,
                                           Vice President


                                      SOUTHHAMPTON ENTERPRISES, INC.

/s/ ILLEGIBLE                         By:  /s/ L. Steven Haynes,      (SEAL)
                                           --------------------------
                                           L. Steven Haynes,
                                           Secretary

                                 ACKNOWLEDGMENTS
                                 ---------------

STATE OF ARIZONA, CITY/COUNTY OF MARICOPA TO WIT:

     I HEREBY CERTIFY that on this 7th day of May, 1997, before me, the undersigned Notary Public of the State aforesaid, in personally appeared Patrick
E. Killpatrick, and acknowledged himself to be a Vice President of LASALLE BUSINESS CREDIT, INC., a Delaware corporation, and that he, as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of LASALLE BUSINESS CREDIT, INC., by himself as Vice President.

     IN WITNESS MY Hand and Notarial Seal.

                                        /s/ Melissa M. Derkatz       (SEAL)
                                        -----------------------------
                                               NOTARY PUBLIC
My Commission Expires:

My Commission Expires July 31, 1997
-----------------------------------

STATE OF ARIZONA, CITY/COUNTY OF MARICOPA TO WIT:

     I HEREBY CERTIFY that on this 7th day of May, 1997, before me, the undersigned Notary Public of the State aforesaid, personally appeared L. Steven Haynes, and acknowledged himself to be the Secretary of SOUTHHAMPTON ENTERPRISES, INC., a Texas corporation, and that he, as such Secretary, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of SOUTHHAMPTON ENTERPRISES, CORP., by himself as Secretary.

     IN WITNESS MY Hand and Notarial Seal.

                                         /s/ Melissa M. Derkatz       (SEAL)
                                         ----------------------------
                                               NOTARY PUBLIC
My Commission Expires:

My Commission Expires July 31. 1997
-----------------------------------

Schedule 5(o), Indebtedness
---------------------------

1. Note Payable Texas Commerce Bank               $23,616
2. Note Payable Roger Testa                       $100,000
3. Note Payable Richard Someck                    $25,000
4. Judgment in No. 94-02989-M                     $10,000
5. Wilson Sporting Goods, Inc.                    $1,178.63
6. State of Texas Tax Lien                        $32,416.61

Schedule l(a), Indebtedness
---------------------------

1. Note Payable Texas Commerce Bank               $23,616
2. Note Payable Roger Testa                       $100,000
3. Note Payable Richard Someck                    $25,000
4. Judgment in No. 94-02989-M                     $10,000
5. Wilson Sporting Goods, Inc.                    $1,178.63
6. State of Texas Tax Lien                        $32,416.61